Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about service concession arrangements [abstract]
Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group
Appendix VI: Key regulatory issues and concessions and licenses held by the Telefónica Group
Regulations
As a digital telecommunications operator, the Telefónica Group is subject to sector-specific telecommunications regulations, general competition law and a variety of other regulations, including privacy and security, which can have a direct and material effect on the Group’s business areas. The extent to which regulations apply to the Telefónica Group depends largely on the nature of its activities in a particular country, with traditional fixed telephony services and fixed broadband usually subject to stricter regulations.
In order to provide services and operate its networks and to use spectrum, the Telefónica Group must obtain general authorizations, concessions and/or licenses from the pertinent authorities in each country in which the Group operates (hereinafter referred to as national regulatory authorities or NRAs). The Group is also required to obtain radio frequency licenses for its mobile operations.
This section describes the legislative framework and the recent legislative key developments in the most relevant countries and regions in which the Group has significant interests. Many of the legislative changes and the adoption of regulatory measures by sector-specific regulators which are described in this section are in the process of being adopted and, therefore, have not yet concluded.
Electronic Communication Regulation in the European Union
On September 14, 2016 the European Commission (EC) proposed a new framework for electronic communications (the European Electronic Communication Code), which will overhaul the existing one, in order to take into account changes in markets, trends and technologies; all of which have significantly changed since 2009 when the framework was last amended. The EC proposal is currently under a legislative process in the Parliament (EP), the Council and the EC that is expected to conclude with the adoption of the Code in the second quarter of 2018.
Its provisions include measures to stimulate investment on very high capacity network (VHCN), new rules on spectrum (to improve investment certainty, coordination and harmonization within Europe) and changes to regulation on services, introducing more level playing field between telecom operators and new over-the-top-players (OTTs), as well as a to modernize Universal Service. However, the legislative work underway risks to worsen the EC proposal, watering down pro-investment measures and adding revenue-depressing measures on top (e.g.: regulation of intra-EU calls). Once approved, the Code will have to be transposed into national legislations.
In each EU Member State a NRA is responsible for enforcing national telecommunications laws incorporating the EU framework. Companies may challenge the decisions of their NRAs before their domestic courts. Such legal proceedings may lead to a decision by the European Court of Justice or ECJ, which is the ultimate authority on the correct application of EU legislation.
EU competition law
The European Union’s competition rules have the force of law in all EU Member States and are, therefore applicable to the Telefónica Group’s operations in those countries.
The Treaty for the functioning of the EU (TFEU) prohibits “concerted practices” and all agreements between entities that may affect trade between Member States and which restrict, or are intended to restrict, competition within the internal market. The TFEU also prohibits any abuse of a dominant competitive position within the EU, or any substantial part of it, that may affect trade between Member States.
The EU Merger Regulation requires that all mergers, acquisitions and joint ventures involving participants meeting certain turnover thresholds be submitted to the EC for review, rather than to the national competition authorities. Under the amended EU Merger Regulation, market concentrations will be prohibited if they significantly impede effective competition in the EU common market. The EC is granted the authority to apply the EU competition framework.
Similar competition rules are set forth in each EU Member State, with the corresponding national competition authorities overseeing compliance with these regulations. All the European countries in which the Telefónica Group operates and referred to below are Member States of the European Union.

Recent developments
Currently, the regulatory debate in the European Union is basically focused on the development of the Telecom Single Market (TSM) Package and the new European Digital Single Market (DSM) Strategy.
Telecom Single Market
EU Regulation 2015/2120 of the EP and of the Council of November 25, 2015, lays down measures basically concerning open internet access (Net Neutrality) and roaming on public mobile communications networks within the Union.

•
Roaming: Since June 15, 2017, operators have not been allowed to charge roaming users within the EU additional fees to their domestic prices for roaming calls, SMS and data services. However, in some circumstances, operators may still apply consumption limits and additional surcharge under a "fair use policy" or additional surcharges under the sustainability exemption. The regulation also limits any surcharge applied for receiving regulated roaming calls to the weighted average of maximum mobile termination rates across the European Union. On December 13, 2017, the fees were set at 0.0091€ per minute. The implementation of these measures could lead to an increase in both wholesale and retail traffic, the final impact of which may be assessed over the coming months, once the different traffic flows have stabilized.

Additionally, in June 2017, wholesale roaming caps were approved by the EP and the maximum wholesale caps, applicable since June 15, 2017 have been set at the following limits:

•	0.01€/SMS;

•	0.032€/minute;

•	data services glide path: 7.7€/GB (June – December 2017); 6€/GB (2018); 4.5€/GB (2019); 3.5€/GB (2020); 3€/GB (2021) and 2.5€/GB (2022).

•
Net Neutrality: Under the principle of network neutrality applicable to Internet access services area, network operators are not permitted to establish technical or commercial restrictions regarding the terminals that can be connected or the services, or applications and contents that can be accessed or distributed through the Internet by the end user. It also refers to the non-discriminatory behavior (e.g. non-anticompetitive) to be adopted by operators regarding the different types of Internet traffic circulating through their networks.

On August 30, 2016, the European Regulatory Authority ("BEREC") issued non-binding guidelines to the NRAs to monitor the application of the so-called "net neutrality and roaming Regulation" (EU Regulation 2015/2120). This guidance may directly impact Internet access service commercial practices (for example, some zero rating offers) and it may limit network management practices and increase transparency requirements on the Internet access services.
Digital Single Market
During 2016 and 2017 the EC issued many initiatives within the policy known as Digital Single Market which was adopted on May 6, 2015.
Among the most relevant initiatives we can find the following:

•	Package of measures to boost the Connectivity in the Single Digital Market - towards the European Gigabit Society.

•
Network and Information Security: Directive 2016/1148 of the EP and of the Council of July 6, 2016 concerning measures for a high common level of security of network and information systems across the Union entered into force on August 9, 2016. Member States have 21 months to transpose this Directive into their national laws and 6 additional months to identify operators of essential services (traditional critical infrastructures). According to the Directive, the providers of essential facilities are obliged to take appropriate security measures and report incidents to the national authorities.

•	Content Package:

•
On May 25, 2016 the EC launched a proposal for a revised Directive on the provision of audiovisual media services. The proposal includes some specific obligations for video sharing platforms related with minor’s access to harmful content and those to protect citizens from hate speech and violence. Regarding the promotion of European productions, the rules have increased the minimum levels reserved to certain contents so that video-sharing platforms must reserve at least 20% of European productions to on-demand services. Moreover, Member States may impose financial contributions (direct investments or levies allocated to national funds) to on-demand services established in a different Member State but targeting national audiences.

•
On June 14, 2017, EU Regulation 2017/1128 of the EP and of the Council on cross-border portability of online content services was adopted. It will enter into force on July 20, 2018 and seeks to ensure that subscribers to online content services provided in their Member States of residence are able to access these services and use them when they are temporarily in other Member State which is not their Member State of residence.

•
The Geo-Blocking Regulation proposed by the EC in May 2016 as part of the Digital Single Market tries to limit geographically-based restrictions which undermine online shopping and cross-border sales. In November 2017, the three European Institutions agreed on a Proposal for a Regulation to end unjustified geoblocking, a proposal which has to be confirmed by the plenaries of the EP and the Council of the EU. The final text has reached an agreement on some of the controversial points; in particular, copyright protected non-audiovisual content ended up being left out of the scope of the Regulation. This outcome is a positive result for rights holders and for pay TV services industries. The Regulation will enter into force nine months after its publication and two years thereafter the text will be revised by the EC to evaluate whether or not copyright protected content will be included under the scope.

•	Copyright Package: The EC presented a legislative package proposal in September 2016. Regarding the Cable and Satellite Proposal Regulation the proposal contains two main rules:

•
to allow broadcasters that offer across borders online services that are ancillary to their broadcasting (catch up and simulcasting) to do so by clearing rights only in the Member State where they have their principal establishment (so-called “country of origin principle/ COP); and

•
to extend the mandatory collective management of cable retransmission rights to other closed networks (as opposed to the open Internet), such as IPTV. All right holders, with the exception of broadcasters, would only exercise their retransmission rights through the mandatory collective administration regimen.

The EP and the Council have adopted their respective positions on the proposed Regulation and will start trilogue discussions (between the EC, the EP and the Council) early 2018. The Regulation could be adopted by June 2018.
Regarding the Copyright Directive proposal, the main issues addressed therein are a further capacity of choice and access to online content and cross-border access. The proposal extends the scope of application of some exceptions and limitations in the fields of education, text and data mining for scientific research, cultural heritage and to improve a sustainable and a better balanced contractual relationship between authors and industries. It also requires certain online content platforms to take certain technological measures (including content recognition technologies) in favor of certain online intermediaries in order to prevent access to copyright infringing content.
In relation with Data Protection & Privacy, the new General Data Protection Regulation (GDPR) of April 27, 2016, will be directly applicable in all member States in Europe from May 25, 2018. The GDPR introduces administrative fines of up to 4% of an undertaking’s annual global turnover for breaching the new data protection rules.
On January 10, 2017, the EC put forward its proposal for a Regulation on ePrivacy, which will replace the current Directive 2002/58/EC on privacy in the electronic communications sector and will complement the GDPR. The EC proposal also introduces administrative fines of up to 4% of an undertaking’s annual global turnover. The future ePrivacy Regulation is not expected to be adopted before end-2018.
On the other hand, the EC adopted a decision on Privacy Shield on July 12, 2016, which considers that there is an adequate level of protection of personal data transferred from the EU to US self-certified companies complying with the Privacy Shield principles. The Privacy Shield has been challenged before the EU´s General Court by civil-society groups, but the admission of their appeals is still pending. After consulting with industry agents, NGOs and data protection national authorities, the EC completed on October 18, 2017 its first annual review on the performance of the Privacy Shield. The EC considers that the Privacy Shield continues to ensure an adequate level of data protection for personal data of European citizens being transferred to Privacy Shield-compliant companies in the US. Telefónica USA, Inc. has self-certified itself as Privacy Shield compliant.
Regarding spectrum, on December 14, 2016, the three European institutions reached an agreement on how to coordinate the use of the 700 MHz band facilitating the introduction of 5G as of 2020. The 700 MHz band should be assigned to mobile operators and made available for wireless broadband use by June 30, 2020, at the latest, in all EU Member states. Duly justified exceptions on grounds defined in Decision 2017/899/CE are allowed until June 30, 2022. Member States are expected to adopt and make public their national plans for releasing this band by June 30, 2018.
Spain
General regulatory framework
The legal framework for the regulation of the telecommunications sector in Spain is governed by the General Telecommunications Law (9/2014) of May 9. The main modifications of this Law compared to the previous one were the reduction of administrative burdens to boost networks deployments, as well as the adoption of complementary measures for boosting investment in telecommunications sector.
The Market and Competition National Commission, or CNMC, created by the Law 3/2013, assumed in 2013 its role as telecommunications and audiovisual service regulator in Spain. This organism is also the competition authority in Spain and the national regulatory authority for transport, postal services and energy.
The main licenses and concessions held by Telefonica in Spain are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Market analysis
The obligations imposed by the national regulator in the most relevant markets in which Telefónica is deemed to have Significant Market Power (SMP) are detailed below.
Fixed markets
Wholesale fixed access and call origination market
On January 17, 2017, the CNMC approved the definition and the analysis of the market for access and call origination on fixed networks. Considering that Telefónica has SPM, the CNMC imposed specific obligations to Telefónica regarding the provision of origination services, preselection and wholesale access service to the telephone line on a cost-oriented production, and regarding the implementation of an accounting system. Telefónica was imposed, among others, the obligation of no discrimination, transparency and separation of accounts.
Fixed call termination market on individual networks
In October 2014, the CNMC carried out a market analysis in terminated fixed networks, and concluded that every single provider, including Telefónica de España, are dominants in terminating fixed networks and, as a consequence, are obliged to provide the terminating service applying cost-orientation and non-discrimination obligations to the rest of operators, according to a purely incremental costs model. In fixed call termination market on IP networks, Telefónica de España is required to submit an “Interconnection Reference Offer” (IRO).
Mobile market
Mobile network call termination
In May 2012, the CNMC established the wholesale price at 0.0109 €/minute as from July 2013. In July 2017, the NRA initiated the proceeding for the market analysis through a public consultation. Afterwards, in November 2017, the CNMC submitted to the EC its proposal on new mobile termination rates (MTRs) for all mobile operators, set at 0.0064 €/min as from January 2020 (0.0070 €/min as between its entering into force and December 31, 2018 and at 0.0066 €/min during the year 2019), which entails a decrease of 40% in comparison with the current levels. A final decision was adopted in January 2018 setting the rate at 0.0067 €/min during the year 2019.
Mobile Virtual Network Operators
In April 2017, the CNMC adopted a Decision considering that the access services and origination in public mobile telephone networks market is a competitive market and abolishing the current obligations applicable to Mobile Virtual Network Operators (MVNOs).
Wholesale (physical) to network infrastructure access and wholesale broadband access
In February 2016, the CNMC adopted a Resolution which established the elimination of the 30 Mbps limit and the incorporation of geographical segmentation to the regulation for the residential customers, so that Telefónica is not obliged to offer wholesale broadband services access (bitstream) in the most competitive areas (66 cities). In this sense, Telefónica de España is only obliged to offer its wholesale broadband access services (bitstream) for residential segment in non-competitive areas. The price of fiber wholesale access services is calculated under a model of economic replicability of Telefónica's retail offerings in the residential and business segments. The price of access services to the copper network is cost oriented. For the business segment, the Resolution requires Telefónica de España to offer its wholesale broadband access services both on the copper and fiber network, throughout the national territory. It is anticipated that this Resolution will last for at least four years. Its implementation is expected to result in a moderate increase of the current regulatory obligations of Telefónica in Spain, due to the mandatory granting of access to other operators to its fiber network, and due to certain aspects relating specifically to the business segment (high quality bitstream service for business customers with national coverage). This Resolution has been appealed by Telefónica de España.
On January 18, 2017, the CNMC adopted a Resolution which approved the reference offer of the new wholesale unbundled virtual access service to Telefónica's new broadband Ethernet service (local NEBA). NEBA services are expected to allow alternative operators more flexibility to structure their retail offers over Telefónica´s fiber network. On December 29, 2017, a draft measure on the economic replicability methodology to be used to assess the maximum wholesale access price which Telefónica could charge to other operators for accessing the optical fiber network in regulated areas (NEBA Local and NEBA services), was notified to the EC establishing a maximum wholesale access price of 16.38 €/month. The final decision is expected within the current first quarter of 2018.
In June 2017, CNMC launched a public consultation on the methodology to analyze if Telefónica´s business offers can be replicated by other operators. The final decision is not expected before mid-2018.
Universal service obligations
Telefónica de España has been designated the operator responsible for the provision of the connection to the public electronic communications network for a three-year maximum period (January 1, 2017 - December 31, 2019), with the possibility of establishing broadband data connection with a descending speed no less than 1Mbit per second, and the provision of the public telephone service available from a fixed location. In addition, Telefónica de España was also designated the operator responsible for the preparation and delivery of public telephone directories to the telephone subscribers for one-year period (January 1 - December 31, 2017), Telefonica Telecomunicaciones Públicas, S.A.U. has been designated as the operator responsible for the provision of a sufficient supply of public payphones for one-year period (January 1 - December 31, 2017). In both, cases, there have been an extension for the provision of directories and pay phones and their provision will remain in force within the scope of Universal Service until December 31, 2018, by Telefónica de España S.A.U.
Contribution to RTVE funding
In August 2009, the Radio and Television Corporation Finance Law (Ley de Financiación de la Corporación de Radio y Television Española) was approved establishing that: (i) telecommunication operators which operate nationwide or at least in more than one region, have to pay a fixed annual contribution of 0.9% of the invoiced operating income of the year (excluding the revenues of the wholesale reference market), and (ii) the concessionaire companies and providers of TV services which operate nationwide or at least in more than one region have to pay an annual fixed contribution to the RTVE funding as follows: (a) 3% on the gross revenue of the year for open concessionaire companies or TV services providers, and (b) 1.5% on the gross revenue of the year for concessionaire companies to provide Pay TV services.
Contributions made to the funding of RTVE were appealed by Telefónica España and Telefónica Móviles España. The proceedings are currently on hold waiting for the ruling on (i) a prejudicial question submitted by the National High Court to the Court of Justice of the European Union, and (ii) also on an unconstitutionality question submitted to the Spanish Constitutional Court regarding compliance of the underlying law with the European legislation and the Spanish Constitution.
Acquisition of Distribuidor Oficial de Televisión, S.A. (DTS)
The Resolution the CNMC of April 22, 2015 authorized the acquisition of the exclusive control of DTS (Distribuidor Oficial de Televisión, S.A.) by Telefónica de Contenidos, S.A.U. As a result of such authorization, the new entity assumed a set of commitments for a five-year period, which briefly are: i) the obligation to make available a wholesale offer of channels with premium content, that allows the replicability of Telefónica retail Pay TV offer; ii) the prohibition of including a period of permanence clause in contracts for Pay TV packages; iii) the prohibition of attract DTS customers for a period of two months; iv) the obligation to keep at least three international routes uncongested with three Internet Connectivity Providers; and v) the prohibition of formalizing exclusive contracts exceeding three years with content providers.
Germany
General regulatory framework
The European Union legislative framework was implemented in Germany at the end of June 2004, by the approval of Telecommunications Act (Telekommunikationsgesetz). Following the adaptation of the 2009 EU Telecom Package, the Telecom Act has been repeatedly amended over the last years. The national regulatory authority responsible for regulation of electronic communication networks and services is the Bundesnetzagentur, or BNetzA. At the end of July 2016, the Act for better information exchange when combating international terrorism entered into force. This act inter alia amends article 111 TKG, which rules which customer data need to be collected and stored prior to access activation.
The main licenses and concessions held by Telefónica in Germany are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Spectrum
In Germany, regarding its process to provide new frequencies for the further development of digital infrastructures the regulatory agency for electricity, gas, telecommunications, post and railway (BNetzA) published a paper on the key elements in June 2017 and, at the same time, initiated a procedure for determining the frequency demand for nationwide assignments in the 2 GHz and the 3.6 GHz bands (3.6 GHz is the official wording of BNetza when referring to 3.4-3.8 GHz). Among other things, for the 2 GHz band, BNetzA proposed the joint award of the frequencies expiring at the end of 2020 and 2025 and indicated that, following the merger of Telefónica Deutschland and E-Plus, it does not intend to withdraw any rights of use allocated to Telefónica Deutschland before their expiration (2020 and 2025, respectively). For the 3.6 GHz band, regional assignments for a part of the frequencies are provided for in the paper, as well as mutual co-usage rights between national and regional assignments. Additionally, it also foresees a demand-based supply with 5G. The procedures to auction both bands could begin in 2018 or 2019. The Telefónica Deutschland Group submitted its request for frequencies by the imposed deadline of September 30, 2017 and commented on the key elements. The final determination of the frequency demand and the first draft decisions in this regard are expected in the first quarter of 2018. For frequencies above 24 GHz, BNetzA intends to initially develop an application process in the frequency band of 26 GHz.
The transparency regulation promulgated by BNetzA enters into force
The legal regulation with measures to increase transparency in telephone and internet services in the mobile and fixed-line segments, which was issued by BNetzA to strengthen consumers´ rights, largely entered into force on June 1, 2017. The remaining provisions came into force on December 1, 2017. Among other things, the regulation includes provisions on cost control, the review and documentation of contractually agreed data transfer rates, and the provision of information on contract content to customers prior to conclusion.
Market reviews
Mobile termination rates (MTR)
The MTR of 0.0166 €/minute expired end of November 2016. By means of a decision dated March 6, 2017, BNetzA approved the final mobile termination rates (MTR), which had been provisionally approved on November 30, 2016. From December 1, 2016, the rates of 0.011 €/minute were validated. The rates dropped to 0.0107 €/minute on December 1, 2017 and, as of December 1, 2018, the rates will further drop to 0.0095 €/minute. These rates were symmetrically approved for all mobile operators. They are effective until November 30, 2019. The rates were approved on the basis of pure Long Run Incremental Costs (LRIC), which is the new cost model for the calculation of MTRs.
Fixed termination rates (FTR)
The FTR of 0.0024 €/minute expired at the end of December 2016. For the period thereafter, BNetzA provisionally approved rates of 0.0010 €/minute in its decision dated January 25, 2017 and confirmed them in its decision dated October 20, 2017. The rates are symmetrical for all regulated fixed network operators for the period from January 1, 2017 to December 31, 2018. The rates for Telekom Deutschland were finally approved in July 2017 and the rates for all other fixed network operators, including the Telefónica Deutschland Group, were set based on a comparison with those rates of Telekom Deutschland.
BNetzA initiates consultation and market studies on fibre optic infrastructures
On March 14, 2017, BNetzA initiated a consultation process entitled “Issues in rate regulation for FttH/B-based wholesale products with a view to the development of fibre optic infrastructures capable of high performance”. The study investigates how the accelerated development of fibre optic networks can be supported by regulations. The consultation deals with the rate-related aspects of regulation. The future regulation could result in a departure from the current cost-based regulation. Any changes to the current regulatory standard are expected by the end of 2018 at the earliest. In a parallel process, BNetzA initiated a market study on the requirements for regulation and the existence of SMP relating to the so-called 3a markets (wholesale local access provided at a fixed location) and 3b markets (wholesale central access provided at a fixed location for mass-market products). The key aspect of this study is whether FttH/B-based wholesale products will continue to be assigned to the nationwide connection market in which copper-based connections and cable-based connections can also be found. This study is a pre-requisite for any rate regulation. Initial decisions will be adopted in the second quarter of 2018 at the earliest.
Introduction of a regulated wholesale product “Super Vectoring” by Telekom Deutschland
Telekom Deutschland AG (Telekom) has announced that it expects to expand its product offering as part of the regulated wholesale service “Bitstream Access” through “Super Vectoring” connections from August 2018. This would significantly increase the potential bandwidth of very-high-bit-rate digital subscriber line (VDSL) connections compared with today. Telekom is required to offer competitive prices on the wholesale service market; however, it is not yet known what these prices are. The Telefónica Deutschland Group expects to improve its competitive position in the fixed line market as a result of this product.
United Kingdom
General legislative framework
The EU Regulatory Framework was implemented in the United Kingdom by the Communications Act in 2003. The Office of Communications, or Ofcom, is designated as the NRA responsible for the regulation of electronic communications networks and services.
The main licenses and concessions held by Telefonica in the United Kingdom are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Wholesale price regulation
Following a market review, mobile termination rates for all mobile providers, including the four national mobile communications operators (Vodafone, Telefónica United Kingdom, EE and H3G) are subject to controls based on the pure long-run incremental cost (pure LRIC) approach. The present mobile wholesale termination rate is 0.495 ppm. Ofcom is proposing to reduce those rates by 10% over a three-year period commencing on April 1, 2018.
Spectrum
Telefónica United Kingdom has an obligation in its 800 MHz spectrum license to provide indoor coverage to 98% of the United Kingdom population (and 95% of the populations of each of England, Wales, Scotland and Northern Ireland) and an obligation in its 900/1800 MHz spectrum license to provide voice and text services to 90% of the UK landmass, both by the end of 2017, to be maintained, thereafter. Telefónica United Kingdom continues to invest in its infrastructure improvement program, upgrading its 2G and 3G Networks and continued roll-out of its 4G Network. Telefónica United Kingdom is in the process of providing information to the UK's regulatory authority, Ofcom, to demonstrate its compliance with the obligations mentioned above.
In a decision dated July 11, 2017, Ofcom proposed to auction 2.3 GHz spectrum (which is available for "immediate use") and 3.4 GHz spectrum (which may be used for 5G services), subject to two competition measures. These measures set forth two separate spectrum caps: a spectrum cap of 255 MHz of immediately usable spectrum and an overall cap of 340 MHz. That decision was appealed by both BT/EE and H3G. Both appeals were rejected in a ruling dated December 20, 2017. H3G tried to appeal the decision to the Court of Appeal and a hearing took place on February 13, 2018. The appeal was refused and the litigation ended. Therefore, the auction can now proceed without delay. Telefónica United Kingdom expects the bidding to start in March 2018.
Brazil
General legislative framework
The delivery of telecommunications services in Brazil is subject to regulation under the regulatory framework provided in the General Telecommunications Law enacted in July 1997. The National Agency for Telecommunications (Agência Nacional de Telecomunicações or ANATEL), is the principal regulatory authority for the Brazilian telecommunications sector.
Brazilian competition regulation is based on Law No. 12529 of November 30, 2011. The Administrative Council for Economic Defense, or CADE, is the agency in charge of enforcing the competition rules.
The antitrust law establishes a pre-merger notification regime for concentration transactions, with new turnover thresholds (one participant with gross revenue of BLR750 million in Brazil and other participant with gross revenue of BRL75 million in Brazil) and maximum time length for merger review procedure (240 days, extendable to 330 days).
On October 18, 2016, CADE issued the Resolution No 17, which changed the rules concerning the mandatory notification of the so called ‘associative agreements’. The new regulation tends to reduce notifications of associative agreements that do not raise antitrust concerns.
The main licenses and concessions held by Telefónica in Brazil are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Licenses
In Brazil, concessions are awarded for providing services under the public regime, while authorizations are granted for providing private regime services. The only service currently provided under both regimes is the Fixed Switched Telephony Service (STFC). All other services are provided under the private system only.
In the state of São Paulo, Telefônica Brazil provides local and national long-distance fixed switched telephony services (STFC) under the so-called public regime, through a concession agreement which is expected to remain in force until 2025. In accordance with current regulations, Telefônica Brazil informed the Brazilian regulatory authority (Agencia Nacional de Telecomunicações or ANATEL) that the net value of assets assigned to the provision of STFC (which include, among others, switching and transmission equipment and public use terminals, external network equipment, energy equipment and system and operation support equipment) was estimated to total 8,763 million Brazilian reais as of December 31, 2017 (approximately 2,209 million euros under the exchange rate applicable on such date). Under current regulations, Telefonica must update this information by April 30, 2018 by sending the list and value of the reversible assets held as of December 31, 2017. In principle, the assets assigned to the provision of STFC were considered reversible assets, and thus, supposed to be reverted to the Federal Union at the end of the concession agreement.
In this sense, a bill amending the regulatory framework in Brazil is in process, establishing, among other things, that such assets would no longer be reversible under a new license regime in exchange for significant broadband investment commitments. The bill has been approved at both legislative houses, but it has been challenged before the Federal Supreme Court due an alleged procedure misstep. Outcome of this lawsuit is uncertain, although the Senate's board may overcome it sending the bill for voting in the Plenary (such action depends on political environment which is also unclear). In the event that the bill is finally approved, ANATEL would be entitled to adopt the relevant administrative decisions for the amendment of the respective licenses with the consequent amendment of the future obligations imposed on STFC providers.
In addition, a proposal of the General Plan for Universalization of Fixed Switched Telephony Services was approved by ANATEL in 2016. However, the final version has not been executed yet because the amendment to the concession agreement has not been finalized yet.
In the remaining states of Brazil, Telefônica Brazil provides local, and long-distance and international STFC service, personal mobile service, and broadband multimedia communication services (which includes the provision of fixed broadband connections) and Pay TV services, all under the private regime.
Radiofrequencies authorizations, for its turn, are granted for a limited period of time (maximum of 20 years, renewable once). The most important radiofrequencies authorizations held by Telefônica Brazil are those associated with the exploitation of mobile services and are described in the licenses section.
In 2014, ANATEL auctioned radiofrequencies licenses in the 700MHz frequency and Telefônica Brazil acquired the license to use one of the bands. According to the bidding notice, the successful bidders were required to incorporate an independent entity to manage the whole reframing process of the 700MHz (currently, the band occupied by the free-to-air analog broadcasters). Successful bidders should also provide such entity with the financial and operational resources to provide equipment and support for the broadcasters and the final users (which, subject to certain conditions, will be entitled to receive Digital TV receivers). Federal regulation establishes a timeline to implement such reframing which is scheduled to be concluded by December 2018.
Interconnection, tariffs and prices
Interconnection among public networks is mandatory in Brazil. Generally, parties can freely negotiate the terms and conditions about technical points, economic discounts and rights/obligations, of the interconnection agreements. Interconnection rates for fixed network operators identified as operators with SMP (Resolution No. 588/2012) are defined by ANATEL; the interconnection rates for the use of mobile operators networks (Resolution No. 438/2006), may be agreed between the parties. However, if the parties fail to reach a consensus, particularly regarding charges to fixed operators (Resolution No. 576/2011), ANATEL imposes the rates to be used. The mobile termination market is based on the model of incremental costs and, pursuant to applicable laws, reductions of VU-M must be reflected in VC1 (retail price paid by users for local fixed-mobile calls) and VC2 and VC3 (retail price paid by users for national long distance fixed-mobile calls).
The Telefónica Group, including VIVO, has been identified as an operator with SMP in the following markets: (i) fixed network infrastructure access for data transmission in copper pairs or coaxial cables at speeds up to 10 Mbps in the region of São Paulo; (ii) wholesale fixed network infrastructure to transport local and long distance transmission at speeds up to 34 Mbps in the region of São Paulo; (iii) passive towers, ducts and trenches infrastructure throughout Brazil; (iv) call termination on mobile network in Brazil; and (v) national roaming market throughout Brazil.
Operators without SMP are entitled to charge fixed termination fees up to 20% higher than the highest fee adopted by fixed operators with SMP in the same region (despite the fact that there is a pending administrative proceeding before ANATEL challenging such disposition). Operators without SMP are entitled to charge mobile termination fees (VU-M) up to 20% higher than the highest VU-M adopted by mobile operators with SMP in the same region.
Further, ANATEL’s Resolution No. 649 of February 12, 2015, changed article 42 of the Appendix I of the General Plan of Competition Goals (PGMC), and established a decreasing “bill and keep” between SMP and the non-SMP operators: 50/50% between 2018 and 2019 and “full billing” in 2019 when the definitive cost-oriented-model fees shall be in force. Such Resolution has been challenged in courts without a definitive outcome. Accordingly, the VU-M values (in Brazilian reáis) for 2017 applicable to Telefônica Brazil were the following: i) Region I: 0.04928; ii) Region 2: 0.05387; and iii) Region 3: 0.06816.
On December 5, 2016, ANATEL issued a public consultation for the revision of the PGMC, which may address changes in the relevant markets regulated by the PGMC and in VIVO’s identification as an operator with SMP in the regulated markets. The mentioned public consultation was available for comments until March 22, 2017 and ANATEL is expected to deliberate on the new regulations during 2018.
Mexico
General regulatory framework
In Mexico, the provision of telecommunication services is governed by the Constitution and the Federal Telecommunication and Broadcasting Law (LFTy R), published on July 14, 2014, among others.
The Federal Telecommunications Institute (IFT) is the authority responsible for the regulation, promotion and supervision of the use, development and exploitation of radio spectrum, networks and the provision of broadcasting services and telecommunications, as well as the antitrust authority for broadcasting and telecommunications sectors. Furthermore, on August 26, 2015, a special division on Telecommunications affairs was established by the Consumers Affair Authority to monitor, coordinate, control, substantiate and resolve conciliation, arbitration and infringements, review, modification and grant the use of adhesion contracts in terms of Federal Consumer Act.
The IFT, as the Mexican national authority in communications and broadcasting sectors, declared in 2014 the “América Móvil Group” a preponderant operator in the telecommunications market, imposing it specific measures with asymmetric obligations in order to avoid damaging competition and free market participation. Within these measures are the imposition of a regulated framework interconnection agreement and a set of reference offers for: leasing of dedicated links, access and shared use of passive infrastructure in fixed and mobile networks, MVNOs, roaming and local loop unbundling. In this sense, on November 17, 2016, Telefónica México and América Móvil Group signed an agreement in order for America Móvil to provide the wholesale service of national roaming in the areas where Telefónica México currently has no coverage. This was done in light of the specific measures with asymmetric obligations imposed by the IFT to the Preponderant Economic Agent.
The Federal Law of Economic Competition published on May 23, 2014, its regulations and the Regulatory Provisions of the Federal Law of Economic Competition for telecommunications and broadcasting published by the IFT on January 12, 2015, constitute the applicable regulatory framework by the IFT in terms of economic competition for the broadcasting and telecommunications sectors.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Pegaso PCS, S.A. de C.V. (Pegaso PCS) has multiple licenses to use a public telecommunications network and to use spectrum for the provision of mobile and fixed local service nationwide, long distance and public telephony.
On March 7, 2017, Pegaso PCS entered into an agreement whereby Servicios de Acceso Inalámbricos, S.A. de C.V. (SAI) assigned to Pegaso PCS all rights and obligations derived from its concession to the frequency band of 1900 MHz, with a total bandwidth of 30 MHz, to provide mobile and fixed wireless services in the Region 8 (conformed by the States of Guerrero, Oaxaca, Puebla, Tlaxcala y Veracruz). Currently, such concession is in a process of term renovation.
Prices and tariffs
Tariffs charged to customers are not regulated. They are set by mobile operating companies and must be registered with the IFT, in order to be enforced.
Interconnection
On November 9, 2017, the IFT published the MTRs applicable to solve any conflicts regarding MTR during 2018. Such MTRs were set, for the Preponderant Economic Agent (Radiomóvil Dipsa, S.A. de CV- Telcel) at 0.028562 Pesos per minute, while for the non-preponderant ones they were set at 0.112799 Pesos per minute. These rates were calculated using the same method that was used in 2017 but adjusting the variables in the cost model.
On June 21, 2012, the Secretary-General of the International Centre for Settlement of Investment Disputes (ICSID) declared admissible the international arbitration filed by Telefónica, S.A. against Mexican United States. Telefónica, S.A. filed a lawsuit on September 20, 2013, claiming damages incurred as a consequence of several decisions of different Mexican regulatory and administrative bodies in interconnections disputes regarding MTRs. Mexican United States replied on February 28, 2014. On June 26, 2014, Telefónica filed its response and on October 17, 2014 Mexico filed its rejoined (dúplica).
Considering that, on the one hand, Mexico had substantially modified its Constitution regarding telecommunications in June 2013, approving a Federal Telecommunications Law in August 2014 and that, on the other hand, Telefónica México, under this new regulatory framework, was reaching voluntary agreements with other operators to resolve interconnection disputes from previous years, Telefónica, S.A. and the Mexican state entered into negotiations for a joint and friendly withdrawal from international arbitration. This led to the suspension of the procedure on March 18, 2016. In January 2018, a joint dismissal was presented by both parties before the arbitration tribunal, requesting the tribunal to finalize the arbitration. Such finalization will be agreed in the following weeks.
Foreign ownership/restrictions on transfer of ownership
Since the amendments to the Constitution published in June 2013 foreign investment (FDI) up to one hundred percent in telecommunications is allowed.
Chile
General regulatory framework
The General Telecommunications Law No. 18168 of 1982, as amended, establishes the legal framework for the provision of telecommunications services in Chile. The main regulatory authority in Chile is SUBTEL (the Under-Secretary of Telecommunications). On February 13, 2014, the Regulation on Telecommunications Services was published and came into force on June 14, 2014, regulating a number of new services as Internet, Pay TV, etc.
In May 2014, law No. 20750 allowing the introduction of DTT was published in the Official Journal. It set an extensible deadline of 5 years for the blackout analog. It also set forth that the concessions of free-to-air broadcasting could be nationwide, regional, local and with European coverage. It also set forth the mandatory application of “Granted Retransmission” when two requirements are met: (i) digital coverage for at least 85% of the total population in the service area and (ii) the “must carry” of, at less four regional channels (as long as it is technologically feasible and the service area remains unaltered) is fulfilled. It also established that football matches of Chilean national soccer team would be broadcasted by free-to-air channels. On April 15, 2015, SUBTEL published in the Official Journal the Digital Broadcasting TV Plan.
The principal regulation concerning competition in Chile is Decree No. 211 of 1973, whose current text was established in Law Decree No. 1 of 2005 (Ministerio of Economía, Fomento y Reconstrucción). The Competition Court deals with infringements of competition law. This Law Nº 20.945 was published on August 30, 2016. The law increases the administrative fines up to 30% of the sales relating to the product line or services associated with the infringement during the period in which the alleged infringement took place, or up to the double of the economic profit reached by the infringement.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica Chile has been granted licenses of public local phone services, Voice Over Internet Protocol services, concessions of long distance and concessions to install and exploit the national fiber optic network and mobile satellite. 2.6 GHz concession established an obligation for Telefonica Móviles Chile to provide a wholesale service to MVNOs, for what the latter had to published a completely Facilities Offer (including prices), available in non-discriminatory terms.
In September 2015, Decree No. 71/2015 of the Ministry of Transport and Telecommunications was published in the Official Journal, which granted to Telefonica Móviles Chile a service concession for transmitting data on the 713-748 MHz and 768-803 MHz frequency bands. A frequency block at the national level of 2x10 MHz was also awarded to the company through an auction procedure. The deadline to start providing the services contained in the commercial project expired on September 14, 2017, and for locations, routes and compulsory schools (remunerations) expired on March 14, 2017. Due to causes of force majeure, certain areas and mandatory routes were authorized to start services on October 30, 2017. Both the commercial project and the considerations received were accepted by the regulator within the committed deadlines.
Prices and tariffs
Public telecommunication services prices and prices for intermediate telecommunication services are freely established by operators, unless there is an express resolution by Chile´s Competition Court on existing conditions in the market confirming that there is not enough competition. Additionally, maximum prices for interconnection services (access charges for network use, mainly) are subject to tariff regulation for all operators, being set by stipulated procedures.
The Ministries set maximum tariffs under efficient operator model basis.
Maximum tariffs for telephony services are set every five years by the Ministry of Transport and Telecommunications and the Ministry of Economy.
Interconnection
Interconnection is obligatory for all license holders with the same type of public telecommunications services and between telephony public services and intermediate services that provide long distance services. Every five years, SUBTEL sets the applicable tariffs for services provided through the interconnected networks.
A Tariff Decree regarding fixed termination rate was adopted for the 2014-2019 period. The new tariff came into force on May 8, 2014, and it applied a reduction of 37% from the one demanded the previous period. Regarding the mobile network, a Tariff Decree has been approved for the 2014-2019 period. Such Tariff Decree came into force on January 25, 2014, and it implied a reduction of 76.4% from the previous tariffs.
As of the end of December 2017, a new tariff setting process began for the five-year period 2019-2023.
Argentina
General regulatory framework
The basic legal framework for the provision of telecommunications services in Argentina is set forth in the Law “Argentina Digital” No. 27078 issued on January 7, 2015. This legal framework declared of public interest the development and regulation of information technology, communications and its associated resources (TIC´s). Thus, this law became the specific regulatory regime for the free market, including rules on interconnection, universal service and radio spectrum, and setting out the principles of network neutrality and giving to the technological, informational and communicational companies the possibility of providing broadcasting services (except satellite infrastructure), and setting a single license system.
Additionally, the Government approved the Decree No. 267/2015, published in the Official Gazette on January 4, 2016, which amended the Argentina Digital Act creating the National Communication Agency (ENACOM), which is the continuation of the Federal Authority for ICTs (Autoridad Federal de Tecnologías de la Información y las Comunicaciones). Additionally, the Decree No. 1340/2016, which was published on January 2, 2017 instructed the Ente Nacional de Comunicaciones to issue new regulations during 2017 which would ensure the allocation of new frequency bands for provision of wireless or fixed wireless services and would enable the reassignment of frequencies previously granted to other providers. Furthermore, it confirmed the authorization to Telefónica de Argentina and Telefónica Móviles Argentina to provide broadcasting services by subscription from January 1, 2018 in the cities of Buenos Aires, Córdoba y Rosario, while a mechanism is established for the rest of the country based on the protection of small and medium-size providers and cooperatives. Finally, some standards were set forth in the law for the establishment of the Interconnection Regulation, such as the asymmetric rates regime and the automatic roaming service.
Furthermore, “Law on Defense of Competition” No. 25156 prohibits any acts or behaviors contrary to such law. The enforcement authority is assisted by the National Commission for the Defense of Competition created by Law No. 22262.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica de Argentina has licenses for an indefinite period of time for the provision of communications services; local telephone services; long-distance national and international, telex, international communication and data transfer services; national and international value-added services, and other telecommunication services provided by the different license agreements entered into with the National State, and administrative acts entered into with the National State.
Since the promulgation of the “Argentina Digital” legal framework No. 27078, the licenses system became a license-only system, without prejudice to the corresponding inscription of each service in the terms that the Authority of Application determines, and has national scope. For this purpose, the legal framework contained transitional provisions under which licenses outstanding at the time of the promulgation of that Act that were called “Single Telecommunication Service License” would be considered under the new regime as “Single Argentina Digital License” with the same content, scope and effects.
Otherwise, Argentina Digital Act No. 27078 ruled that the telecommunication licensees may require a license to provide subscription television services, except those provided through a satellite link. Nevertheless, from the promulgation of the Decree No. 267/2015, amending the aforementioned Act, some telecommunication licensees, including Telefónica de Argentina S.A. and Telefónica Móviles Argentina S.A., may provide broadcasting services by subscription since January 1, 2018 in certain areas and will be able to progressively extend to others.
Prices and tariffs
Additionally, the “Argentina Digital” legal framework establishes that providers of TIC´s services may freely set rates and/or prices for their service which shall be reasonable and fair, covering all the operation costs and a consequent reasonable profit margin. It also allows the enforcement authority to regulate the tariffs and prices of essential public services and those other services that such authority determines. However, until the Secretary of Communications determines that there is effective competition for telecommunications services, until the secondary legislation is adopted, or until the new regime is duly regulated and the enforcement authority so provides, the “dominant” providers in the relevant areas (which include Telefónica de Argentina) must respect the maximum tariffs established in the general tariff structure.
Interconnection
The National Entity of Communications (ENACOM) has the power to control prices and tariffs, and also to set them in order to the general costs or other compensation mechanism.
Colombia
General regulatory framework
In Colombia, telecommunications are a public service subject to state regulation and oversight. Law 1341/09 (Technologies of Information and Communications Law) reformed the legal framework, establishing the general regime for information and communication technologies. Under this law, providers of network and telecommunications services in Colombia must register with the Information and Communication Technologies Minister. In addition, operators must obtain a concession from the National Television Authority (previously a Commission) in order to provide television services. The Colombian telecommunications regulator is the Comisión de Regulación de Comunicaciones or CRC, and the authority in charge of the spectrum is the Agencia Nacional del Espectro or ANE.
The Colombian competition law is included in Law No. 155/59, Decree No. 2153/92 and Law No. 1340/09 on restrictive trade practices. The Superintendent of Industry and Commerce is the Colombian competition authority.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Colombia Telecomunicaciones S.A. ESP (ColTel) adopted on November 8, 2011 the general entitled regime of approval established in law No. 1341 2009, which allows ColTel to continue providing network and communications services, like added-value services, carrier national services and mobile services, amongst others. In addition, ColTel holds a concession in order to provide satellite TV (DBS) or Direct Home TV (DTH), which was renewed on February 22, 2017.
The Ministry of Information Technologies and Communications (ITC) issued resolution 597 on March 27, 2014 to renew 850 MHz/1900 MHz band licenses for ten additional years. Under the scope of such resolution, ColTel (67.5% of which is owned, directly and indirectly, by Telefónica and 32.5% of which is owned by the government of the Colombian Nation) renewed its license to exploit such radioelectric spectrum to provide telecommunication services.
The concession agreements from 1994, which were renewed in 2004 and under which the mobile telephone services were provided until November 28, 2013, contained a reversion clause for the underlying assets. Law 422 of 1998 and Law 1341 of 2009 clarified that upon expiration of a concession agreement for telecommunication services, only the spectrum reverts to the State. That was the understanding under which all the operators, including the authorities, were operating between 1998 and 2013. In 2013, however, when analyzing an appeal on the constitutionality of said laws, the Constitutional Court confirmed the constitutionality of the laws but clarified that it could not be concluded that those laws modified with retroactive effect the reversion clause of the concession agreements of 1994. On February 16, 2016, the ITC started an arbitration proceeding in accordance with the terms of the relevant concession agreement of 1994, in order to clarify the validity and scope of such reversion clause. On July 1, 2016, the co-defendant concession holders (including ColTel) filed a response to the claim prompted by the ITC. The arbitration award was rendered on July 25, 2017 and was not favorable for the co-defendants.
The arbitration tribunal ordered ColTel to pay 1,651,012 million Colombian Pesos, after finding on August 4, 2017 that an arithmetic error led to a minor amendment decreasing the amount contained in the original award from July 25, 2017. On August 29, 2017, the shareholders' meeting of ColTel approved a capital increase in a total amount of 1,651,012 million Colombian pesos, 470 million euros at the exchange rate as of such date, to pay the amount imposed by the arbitration award. The Telefónica Group and the Colombian government subscribed the capital increase pro rata to their respective shareholding in ColTel. Telefónica's decision to participate in the capital increase does not constitute, and should not be understood as, an acceptance of the arbitration award. Telefónica reserves all of its legal rights and the exercise by Telefónica or ColTel of any applicable legal action, national or international. Both ColTel and Telefónica have started legal actions. On August 18, 2017, ColTel filed an appeal to challenge the arbitration award at Colombia's highest court of administrative litigation (Consejo de Estado). In addition, on December 18, 2017, ColTel also filed a constitutional action “acción de tutela” seeking to protect its constitutional rights jeopardized by the arbitration award. On the other hand, pursuant to the relevant bilateral treaty, Telefónica notified Colombia of its intention to file an International Centre for Settlement of Investment Disputes (ICSID) claim after the expiration of the 90-day notice period. After the expiration of such deadline, on February 1, 2018, Telefónica submitted the arbitration request to the ICSID.
Interconnection
Mobile and fixed operators in Colombia have the right to interconnect to other operators’ networks. Before the intervention of regulatory authorities, operators must attempt direct negotiations. Interconnection must assure compliance with the objectives of non-discriminatory treatment, transparency, prices based on costs plus a reasonable profit and promotion of competition.
In February 2017, the Comisión de Regulación de Comunicaciones (CRC) published resolution 5108 establishing, starting in 2017, symmetric reductions of 11.4 COP per minute and 4.3 million COP per monthly capacity to the termination rates for established operators and asymmetric termination rates of 24.58 COP per minute and 9.8 million COP per monthly capacity for new entrant operators in a five-year period. The CRC also adopted measures to promote the entry of MVNOs, including the regulation of prices for the access to the mobile networks. In addition, the conditions for national roaming have been amended.

Value/year/ COP$	2018
Charge per minute	10.99
% Reduction	42.2%
Capacity Charge	4,273,389.92
% Reduction	43.9%

Prices and tariffs
The Technologies of Information and Communications Law provides for a free pricing system for communication services, unless there are market failures or quality problems. From 2016 retail tariffs for fix to mobile calls are no longer regulated except for TIGO (one of the commercial names under which Colombia Movil operates) which still holds concession for the provision of personal communication services (PCS´s).
Television services
The Colombian national TV authority (Autoridad Nacional de Televisión or ANTV) published the payment regime applicable to subscription television operators for providing their services, which has been in force since November 1, 2017. This regime sets forth variable tariffs based on income or fixed tariffs per user (whichever is higher), based on the population of each municipality and aiming at reducing the current level of fees.

Fee	Population	2017-2018		2019->
Variable tariffs	>100,000	1.0%	$ 340	0.8%	$ 272
	<100,000	0.4%	$ 88	0.3%	$ 66
Compensation	>100,000	4.9%	$ 1,666	4.3%	$ 1,462
	<100,000	1.0%	$ 220	0.5%	$ 110

Fixed tariffs	$11,462,644
Peru
General regulatory framework
The provision of telecommunications services in Peru is governed by the Telecommunications Law and related regulations. In July 2012, the Peruvian Congress approved the Law of Promotion of the Broad Band and Construction of the National Fiber Optic Backbone, Law No. 29904. This Law declared both (i) the construction of a National Fiber Optic Backbone available to the government to make possible the connectivity by the broad band; and (ii) the access and use of the infrastructure associated with the public services of energy and hydrocarbon to facilitate the display of the telecommunication network for the provision of the broad band of public necessity. In addition, Law No. 29904 implied that operators of electric, transport and hydrocarbon infrastructure projects would have to install fiber optic that would be available to the government and given in concession to telecommunication operators. Also, this law established that a percentage of the capacity of the National Fiber Optic Backbone would be reserved to the government to satisfy its necessities. Additionally, this Law incorporated the obligation of the internet services providers to comply with the Net Neutrality regulations. In this sense, the NRA, the Organismo Supervisor de las Telecomunicaciones (OSIPTEL), adopted regulations aimed at providing clear guidelines on the implementation of the net neutrality regime adopted in Peru in 2012 that are in force since January 1, 2017.
Law No. 30083 was approved in September 2013, which seeks to strengthen competition in the public mobile market service by introducing MVNOs and mobile rural infrastructure operators (MRIO). Regulations developing the Act were published in August 2015.
The general competition framework in Peru is based on the Legislative Decree No. 1034. This Law it is applied, in the telecommunication sector, by OSIPTEL.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica del Perú, S.A.A. provides nationwide fixed electronic communications services pursuant to two concession agreements issued by the Transports and Communications Ministry on May 16, 1994. Both agreements had a 20 years term, subject to partial renewals for additional periods of five years up to a maximum of 20 years. To date, three partial renewals have been approved and, consequently, the concession agreements have been extended until November 27, 2027. In December 2013, Telefónica del Perú, S.A.A. submitted to the Transport and Communications Ministry an application to renew its concessions to provide nationwide fixed telecommunications services for five additional years. This proceeding is still pending. The cable distribution broadcasting service concessions were renewed in May 2016 until March 2032 and 2033, respectively.
Prices and tariffs
Tariffs for fixed telephony services must be approved by OSIPTEL in accordance with a price cap formula based on a productivity factor. Rates charged by mobile providers to their customers have been subject to a free tariff regime supervised by OSIPTEL. Tariffs must be reported to OSIPTEL prior to implementation. On May 19, 2016, OSIPTEL adjusted the tariff maximum rate applicable to local calls made from Telefónica del Perú S.A.A.’s fixed telephones to mobile networks in PEN 0.0017 per second without IGV. This new rate is in force since May 21, 2016.
Interconnection
OSIPTEL started in November 2016 the process to amend the maximum MTRs. On January 28, 2018, OSIPTEL published the caps on interconnection rates for MTRs. The approved rate is the same for all networks and entails a decrease of 63% (USD 0.00661 per minute rated at the second). The new fees established by OSIPTEL will apply as of the adoption of the regulation.

Main concessions and licenses held by the Telefónica Group
The following tables list the concessions and licenses as at December 31, 2017 to use spectrum for mobile services and selected other applications in each country.

EUROPE	Frequency		Bandwidth (MHz)		Year of Exp. Date
Spain	800	MHz	20		2031
	900	MHz	29.6		2030
	1,800	MHz	40		2030
	1,900	MHz (TDD)	5		2020	(1)
	2,100	MHz	29.6		2020	(1)
	2,600	MHz	40		2030
	2,600	MHz	20	(2)	2030
	3.5	GHz	40		2020	(1)
United Kingdom	800	MHz	20		Indefinite	(3)
	900	MHz	34.8		Indefinite
	1,800	MHz	11.6		Indefinite
	1,900	MHz (TDD)	5		Indefinite
	2,100	MHz	20		Indefinite
Germany	700	MHz	20		2033
	800	MHz	20		2025
	900	MHz	20		2033
	1,800	MHz	20		2033
	1,800	MHz	20		2025
	1,900	MHz (TDD)	5		2025
	1,900	MHz (TDD)	5		2020
	2,000	MHz (TDD)	14.2		2025
	2,100	MHz	39.6		2020
	2,100	MHz	29.7		2025
	2,600	MHz	60		2025
	2,600	MHz (TDD)	20		2025
	3.5	GHz	42		2021
(1) Expected extension until April 18, 2030.
(2) Regional licenses in Madrid and Melilla.
(3) Initial term of 20 years.

BRAZIL	Frequency		Bandwidth (MHz)		Year of Exp. Date
Brazil (10)	450	MHz	14		2027	(1)
	700	MHz	20		2029
	850	MHz	25	(2)	2020-2028	(3)
	900	MHz	5	(4)	2020-2023	(5)
	1,800	MHz	20	(6)	2020-2023	(5)
	1,900	MHz	10	(7)	2022
	2,100	MHz	20-30	(11)	2023
	2,500	MHz	40	(8)	2027-2031	(9)
(1) SP State (towns with CN 13 to 19), MG and North East (AL, CE, PB, PE, PI, RN e SE).
(2) Except regions 2', 4', 6', 7' and 10.
(3) Regional licenses: expiration and renewal dates are dependent on the region. The license in Rio de Janeiro is due to expire in 2020.
(4) Only in regions 3, 4, 4', 5, 6, 7, 8 and 9. Not in regions 1, 2, 2', 5', 6', 7' and 10.
(5) Regional licenses: expiration and renewal dates are dependent on the region. The license in MG Interior is the first to reach its renewal date in 2020.
(6) 20 MHz is the most common bandwidth, but it is higher in some regions (up to 50 MHz).
(7) Only in region 10. The licenses can be disabled and migrated to 2100 MHz frequency (3G technology). This depends on Anatel’s approval.
(8) 40 MHz is the most common bandwidth, but it is 60 MHz in some regions.
(9) Band X will expire in 2027 and Band P will expire in 2031.
(10) Telefónica Brazil uses high frequency spectrum in all regions of Brazil; the same will apply with low frequency spectrum once the 700 MHz frequency is usable. Until then, the operator uses spectrum in low frequencies spectrum in all regions of Brazil except in region 10 (Northeast of Brazil). Regional codes are included in Annex 1.
(11) 30MHz in regions where the bandwidth from 1900 MHz frequency has been migrated to 2100 MHz frequency.

HISPANOAMÉRICA	Frequency		Bandwidth (MHz)	Year of Exp. Date
Argentina	700	MHz	20	2032	(1)
	850	MHz (AMBA)	30	Indefinite
	850	MHz (Sur)	25	Indefinite
	1,900	MHz (AMBA)	20	Indefinite
	1,900	MHz (Norte)	50	Indefinite
	1,900	MHz (Sur)	25	Indefinite
	1,700	MHz/2100 MHz	20	2032	(1)
	3.5	GHz	50	Indefinite	(2)
Chile	700	MHz	20	2045
	850	MHz	25	Indefinite
	1,900	MHz	30	2032/2033	(3)
	2,600	MHz	40	2043
	2,600	MHz	12	2038	(4)
	3.5	GHz	50	2037	(5)
Colombia	850	MHz	25	2024
	1,700	MHz/2100 MHz	30	2023
	1,900	MHz	15	2024
	1,900	MHz	15	2021
Ecuador	850	MHz	25	2023
	1,900	MHz	60	2023
Mexico(6)	850	MHz (Reg. 1, 2, 3, 4)	20	2025
	850	MHz (Monterrey y alrededores)	1.92	2025
	1,900	MHz (Reg. 1)	40	2018/2030	(7)
	1,900	MHz (Reg. 2)	50	2018/2030	(8)
	1,900	MHz (Reg. 3 and 7)	60	2018/2025/2030	(9)
	1,900	MHz (Reg. 4)	50	2018/2030	(10)
	1,900	MHz (Reg. 5)	50	2018/2025/2030	(11)
	1,900	MHz (Reg. 6)	60	2018/2030	(12)
	1,900	MHz (Reg.8 - Guerrero, Oaxaca, Puebla,Tiaxcala and Veracruz)	30	2018
	1,900	MHz (Reg. 9 – México D.F.)	70	2018/2025/2030	(14)
Peru	450	MHz	10	2028	(15)
	700	MHz	30	2036
	850	MHz	25	2030	(16)
	900	MHz (Lima y Callao)	10	2028
	900	MHz (Resto de provincias)	16	2028	(17)
	1,700	MHz/2100 MHz	40	2033
	1,900	MHz (Lima y Callao)	25	2030
	1,900	MHz (Resto de provincias)	25	2018
	3.5	GHz	50	2027	(15)
Uruguay	700	MHz	30	2037
	850	MHz	25	2024
	1,900	MHz	20	2022/2024	(18)
	1,900	MHz	40	2033
Venezuela	850	MHz	25	2022
	1,900	MHz	50	2022
	1,700	MHz/2100 MHz	20	2022
	2,600	MHz	40	2029
	3.5	GHz	50	2026	(15)
Costa Rica	850	MHz	10.6	2026
	1,800	MHz	30	2026
	1,800	MHz	20	2032
	2,100	MHz	20	2026
	2,100	MHz	20	2032
El Salvador	850	MHz	25	2018
	1,900	MHz	30	2021
Guatemala	1,900	MHz	80	2034

HISPANOAMÉRICA (Cont.)	Frequency		Bandwidth (MHz)	Year of Exp. Date
Nicaragua	700	MHz	40	2023
	850	MHz	25	2023
	1,900	MHz	60	2023
	1,700	MHz/2100 MHz	40	2023
Panama	700	MHz	20	2036
	850	MHz	25	2036	(19)
	1,900	MHz	20	2036	(19)
(1) The date will be confirmed when the 700 MHz band is released.
(2) Only in 37 locations. Restricted to Fixed applications.
(3) 20 MHz expires in November 2032; 10 MHz in April 2033.
(4) Only in Metropolitan Region.
(5) Only in Aysén and Punta Arenas.
(6) Two different communication licenses, one expires in 2018, the other expires in 2030. Regional codes are included in Annex 2.
(7) 30 MHz expires in 2018; 10 MHz in 2030.
(8) 30 MHz expires in 2018; 20 MHz in 2030.
(9) 10 MHz expires in 2018; 20 MHz expires in 2025; 30 MHz expires in 2030.
(10) 40 MHz expires in 2018; 10 MHz in 2030.
(11) 10 MHz expires in 2018; 20 MHz expires in 2025; 20 MHz expires in 2030.
(12) 30 MHz expires in 2018; 30 MHz expires in 2030.
(13) 10 MHz expires in 2018; 20 MHz expires in 2025.
(14) 30 MHz expires in 2018; 10 MHz expires in 2025; 30 MHz expires in 2030.
(15) Restricted to Fixed applications.
(16) Provinces of Lima and Callao: expiration date of March 2030; rest of provinces in December 2030.
(17) Used in rural areas.
(18) 10 MHz expires in 2022; 10 MHz in 2024.
(19) Renewal agreement reached in February 2014.
Telefónica seeks to use its spectrum in the most efficient way, implementing LTE and LTE-Advanced where possible.
Besides the spectrum assets included in the above tables, Telefónica owns other assets of spectrum used for other services in higher frequency ranges (above 6 GHz), including access transport.